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                                  Exhibit 99.1

                                 HORIZON BANCORP

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Horizon Bancorp (the "Company") certifies that the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 21, 2003                   /s/ Craig M. Dwight
                                        ----------------------------------------
                                        Craig M. Dwight
                                        Chief Executive Officer